Statements of Net Assets Available for Benefits - EBP 224 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Investments
Investments, at fair value	$ 88,118	$ 78,826
Plan interest in Master Trust	3,372	1,564
Total investments	91,490	80,390
Receivables:
Employer contributions	39	31
Participant contributions	36	0
Notes receivable from participants	2,399	2,076
Total receivables	2,474	2,107
Net assets available for benefits	$ 93,964	$ 82,497